SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                              ----------------

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------


      Date of Report (Date of earliest event reported): July 19, 2001


                           ALLTRISTA CORPORATION
           (Exact name of registrant as specified in its charter)


        Indiana                      001-13665                  35-1828377
(State of incorporation            (Commission File           I.R.S. employer
    or organization)                    Number)             identification no.)


                           Alltrista Corporation
             5875 Castle Creek Parkway, North Drive, Suite 440
                           Indianapolis, Indiana
                  (Address of principal executive offices)


                                   46250
                                 (zip code)


                               (317) 577-5000
            (Registrant's telephone number, including area code)


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)






Item  5.          Other Events.

                On July 19, 2001, the Board of Directors of Alltrista Corporation, an Indiana corporation (the "Registrant") approved and adopted the Amendment to Rights Agreement, dated as of July 19, 2001 (the "Amendment), to that certain Rights Agreement, dated as of March 22, 1993, as amended and restated as of May 7, 1999 (the "Agreement"), between the Registrant and EquiServe Trust Company, N.A. ("EquiServe") as successor in interest to The First Chicago Trust Company of New York ("First Chicago") as Rights Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. On August 21, 2001, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

                 As more fully set forth in the Amendment, the Amendment increases the threshold required to become an Acquiring Person from ten percent (10%) or more to fifteen percent (15%) or more of the outstanding Common Stock, removes the Passive Investor exceptions to the Acquiring Person definition, and adds an exception to the Acquiring Person definition for certain Persons that inadvertently acquire fifteen percent (15%) or more (but no more than twenty percent (20%)) of the outstanding Common Stock under certain circumstances. In addition, the Amendment provides that EquiServe is appointed to succeed to First Chicago as Rights Agent under the Agreement. As amended, if a Person or group becomes the Beneficial Owner of fifteen percent (15%) or more of the outstanding Common Stock, subject to certain exceptions, holders of each Right issued under the Agreement (other than the Acquiring Person) will have the right to purchase, upon payment of the exercise price of a Right, Registrant's Common Stock having a market value of two times the exercise price.

                The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.


Item 7.         Exhibits.

  (c)     Exhibits.

          Exhibit
          Number        Description
          -------       -----------

             4.1 Amendment to Rights Agreement, dated as of July 19, 2001, between Alltrista Corporation and EquiServe Trust Company, N.A. as successor in interest to The First Chicago Trust Company of New York as Rights Agent.

           99.1         Press Release of Alltrista Corporation, dated
                        August 21, 2001.


                                 SIGNATURE


                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                        ALLTRISTA CORPORATION


                        By:   /s/ Thomas B. Clark
                             ---------------------------------------------
                                Name:    Thomas B. Clark
                                Title:   Chairman, President and Chief
                                         Executive Officer


Date:  August 21, 2001